SEPARATION AGREEMENT AND MUTUAL RELEASE

THIS AGREEMENT by and between Penny Spaeth (“Spaeth”) and YP Corp., a Nevada corporation (the “Company”), is entered into and effective as of July 1, 2005 (the “Effective Date”).

Background

Spaeth has served as an employee and officer of the Company (the “Relationships”). Spaeth’s employment services to the Company were provided pursuant to that certain Employment Agreement, dated November 1, 2004 (the “Employment Agreement”), specifying the terms and conditions of Spaeth’s employment as Chief Operating Officer.

Spaeth and the Company now desire to end all Relationships and resolve all outstanding matters each has, might have, or has had between Spaeth and the Company and its stockholders, officers, and directors.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement

1.  Resignation. Spaeth has resigned or hereby resigns from all positions with the Company and no longer serves as Chief Operating Officer of the Company and hereby terminates all Relationships. The Employment Agreement and all other agreements, whether written or oral, pertaining to the Company’s employment of Spaeth are terminated, replaced and superseded by this Agreement.

2.  Waiver of Severance. Spaeth waives any right to severance benefits under the Employment Agreement in connection with the termination of her employment as Chief Operating Officer and will only be entitled to payments, benefits, or compensation as provided herein.

3.  Payments. In consideration for the mutual and general release of all claims against the Company by Spaeth contained herein and in complete and full satisfaction of all obligations owed to Spaeth by the Company (including, but not limited to, severance payments, commissions, vacation, bonus, additional issuances of capital stock, including without limitation, any right to stock pursuant to Section 4(b) of the Employment Agreement (it being understood that Spaeth hereby forfeits all shares of the Company’s common stock issued to her out of the Company’s 2003 Stock Plan and any other unvested capital stock of the Company, or unvested options to purchase such stock, received by Spaeth while employed with the Company), and any and all claims for compensation and benefits from the Company or any and all of its affiliates, subsidiaries, corporate parents, agents, officers, owners, employees, attorneys, successors, and assigns (the “Company Agents”)), the Company will compensate Spaeth in the following amounts (collectively, the “Payments”) subject to and consistent with the Company’s existing payroll procedures and policy after deducting and withholding all applicable federal and state payroll, FICA and other taxes and obligations.

a.  Severance. The Company will pay Spaeth a severance amount equal to $80,000, payable in two lump sums of $40,000 each on July 8, 2005 and October 2, 2005, respectively. These payments will be made regardless of a change of control or management of the Company.

b.  Health Insurance. The Company will continue to provide Spaeth with the current form of health insurance until the four month anniversary of the Effective Date, at which time, the Company will cancel Spaeth’s health insurance group policy. To the extent provided by federal COBRA law or, if applicable, state insurance laws, and by the Company’s current group health insurance policies Spaeth will be able to continue her insurance benefits at her own expense. Later, Spaeth may be able to convert to an individual policy through the provider of the Company’s health insurance.

4.	Mutual and General Releases.

a.  Spaeth Release. Spaeth releases, discharges, cancels, waives, and acquits, for Spaeth and for Spaeth’s marital community, heirs, executors, administrators, and assigns, the Company and the Company Agents, including its officers and directors, from any and all rights, claims, demands, causes of action, obligations, damages, penalties, fees, costs, expenses, and liabilities of any nature whatsoever, whether in law or equity, that Spaeth has, had, or may hereafter have against the Company or the Company Agents arising out of, or by reason of any cause, matter, or thing whatsoever existing as of the date of execution of this Agreement, WHETHER KNOWN TO THE PARTIES AT THE TIME OF EXECUTION OF THIS AGREEMENT OR NOT. THIS FULL RELEASE OF ALL CLAIMS includes, without limitation, any claims, demands, or causes of action arising out of or under, or relating in any manner whatsoever to the Employment Agreement and/or termination of the employment of Spaeth with the Company, the Civil Rights Acts of 1964 and 1991, as amended, the Fair Labor Standards Act, the Family Medical Leave Act, the Arizona Employment Protection Act, Arizona’s Wage Payment statute, or any other applicable state or federal statute, or any common law cause of action, including claims for breach of any express or implied contract, wrongful discharge, tort, personal injury, or any claims for attorney’s fees or other costs, as well as any claims that related to other agreements or arrangements, whether written or oral, between the Company and Spaeth. Spaeth further covenants and agrees that, except for making an unemployment claim, she has not instituted, or caused to be instituted on Spaeth’s behalf, any legal proceeding, including filing any claims or complaint with any government agency alleging any violation of law or public policy against the Company or the Company Agents premised upon any legal theory or claim whatsoever (except to enforce the terms of this Agreement), including without limitation, contract, tort, wrongful discharge, and breach of contract.

b.  The Company Release. The Company and the Company Agents, including its officers and directors, release, discharge, cancel, waive, and acquit Spaeth and  Spaeth’s marital community, heirs, executors, administrators, and assigns, from any and all rights, claims, demands, causes of action, obligations, damages, penalties, fees, costs, expenses, and liabilities of any nature whatsoever, whether in law or equity, that the Company is aware of and may have against Spaeth arising out of, or by reason of any cause, matter, or thing whatsoever existing as of the date of execution of this Agreement, WHETHER KNOWN TO THE PARTIES AT THE TIME OF EXECUTION OF THIS AGREEMENT OR NOT. THIS FULL RELEASE OF ALL CLAIMS includes, without limitation, any claims, demands, or causes of action arising out of or under, or relating in any manner whatsoever to the Employment Agreement or the employment of Spaeth with the Company, as well as any claims relating to any other agreements or arrangements, whether written or oral, between the Company and Spaeth. The Company further covenants and agrees that it has not instituted, or caused to be instituted on the Company’s behalf, any legal proceeding, including filing any claims or complaint with any government agency alleging any violation of law or public policy against Spaeth premised upon any legal theory or claim whatsoever (except to enforce the terms of this Agreement), including without limitation, contract, tort, wrongful discharge, and breach of contract.

Covenants.

c.  Consulting Services. Spaeth shall provide the Chief Executive Officer of the Company with consulting services from time to time, as requested by the CEO, during the six month period following the Effective Date.

d.  Confidentiality and Non-Disclosure. The trade secrets, proprietary information, and know-how of the Company (e.g., any information, materials, records, financial statements, or books from which the Company derives independent economic value from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use and which is subject of efforts that are reasonable under the circumstances to maintain secrecy and to which Spaeth has had access to and knowledge of) and the terms of this Agreement (collectively, the “Confidential Information”), are valuable, special and unique assets of the Company’s business. Spaeth will not, in whole or in part, disclose such Confidential Information to any third party for any reason or purpose whatsoever and the Company shall not disclose the terms of this Agreement to any third party for any reason or purpose whatsoever, unless required to do so by law (except that parties can disclose the terms of this Agreement to their professionals for tax and legal purposes).

e.	Nonsolicitation.

(i)  Nonsolicitation of Customers. Spaeth, whether personally or as an agent, employee, partner, representative, affiliate, or in any other capacity on behalf of any person or entity, shall not during the two year period following the Effective Date, directly or indirectly solicit business from or with any active customer of the Company with whom Spaeth alone, or in combination with others, worked with or solicited as an employee of the Company at any time during the one year period immediately preceding the Effective Date, and with whom Spaeth derived her relationship first solely because of her relationship with the Company, for the purpose of soliciting such Customer to sell the same, similar, or related services that the Company provided as of the Effective Date.

(ii)  Nonsolicitation of Employees. Spaeth shall not, during the two year period following the Effective Date, either alone or as an agent, employee, partner, representative, affiliate, or in any other capacity on behalf of any person or entity, directly or indirectly, solicit or induce any Company Employee or Independent Contractor to end their relationship with the Company. For the purpose of this paragraph, “Company Employee or Independent Contractor” means anyone performing services for the Company as an employee or independent contractor as of the Effective Date.

f.            Public Statements. Each party will refrain from making any public statements or comments, whether orally, in writing, or transmitted electronically, concerning or in any way related to the other that may, directly or indirectly, have a material adverse effect upon that party or its or her business, prospects, reputation, or goodwill.

g.            Disparaging Comments. Spaeth will refrain from making any disparaging comments, either directly or indirectly, about or in any way related to the Company or the Company Agents, including, without limitation, the Company’s business, the Company’s prospects, either publicly or privately. Similarly, the Company’s executive officers and directors will refrain from making any disparaging comments, either directly or indirectly, about or in any way related to Spaeth, either publicly or privately.

h.            Cooperation. Spaeth and the Company shall cooperate reasonably in connection with any steps required to be taken as part of their obligations under this Agreement, and shall (a) furnish upon request of the other further information; (b) execute and deliver to the other such other documents; and (c) do such other acts and things, all as the other may reasonably request, for the purpose of carrying out the intent of this Agreement, including, without limitation, the re-execution of this Agreement and providing a good faith effort to collect, organize and forward all pertinent Company materials, including, but not limited to, electronic mail, voice mail, documents and contracts.

i.              Representations. The parties hereto represent and warrant to the other as follows:

(i)  Each has been given the opportunity and has, in fact, read this entire Agreement, and that each has had all questions regarding its meaning answered to their satisfaction.

(ii)              Each has been given the full opportunity to obtain the independent advice and counsel from an attorney of their own choosing and has in fact done so.

(iii)            Each party’s full release of all claims under this Agreement is given in return for valuable consideration, in addition to anything of value to which each is already entitled, as provided under the terms of this Agreement.

(iv)            Spaeth has delivered to the Company all Company records, documents, notes, manuals, lists, and other tangible items in her possession or control. The Company will deliver to Spaeth all of her personal property in its possession or control.

5.  Termination. Upon the reasonable determination by the Company that Spaeth has materially breached one or more of the covenants set forth in Section 5, the Company may terminate the Payments set forth under Section 3. Notwithstanding the termination of the Payments, the releases set forth in Section 4 of this Agreement and the covenants set forth in Section 5 will survive and continue to be in effect.

6.  Governing Law. The interpretation, performance and enforcement of this Agreement will be governed by the internal laws of the State of Arizona without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Arizona to the rights and duties of the parties.

7.  Severability. If any provision of this Agreement or the application thereof is held to be invalid, void, or unenforceable for any reason, the remaining provisions not so declared will be construed so as to comply with the law, and will nevertheless continue in full force and effect without being impaired in any manner whatsoever.

8.  Headings. The headings in this Agreement are for reference only and will not affect the interpretation of this Agreement.

9.  Attorney’s Fees. In the event of any litigation or any other legal proceeding, including arbitration, relating to this Agreement, including without limitation, any action to interpret or enforce this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees and costs of suit, with the Court or decision maker taking into account the reasonableness of each party’s positions during such dispute in determining who is the prevailing party and the reasonableness of attorney’s fees.

10.            Indemnity. The Company indemnifies, holds harmless, and will defend its former officers and directors, including Spaeth, from claims, suits, or losses arising out of such individuals’ position as a director or officer of the Company; provided that such former officer or director acted in good faith and in a manner he or she reasonably believed to be in, and not opposed to, the best interests of the Company and its shareholders.

11.            Intent to be Binding. This Agreement may be executed in any number of counterparts and by facsimile, and each counterpart and/or facsimile constitutes an original instrument, but all such separate counterparts and/or facsimiles constitute one and the same agreement. Neither party to this Agreement will seek to have any term, provision, covenant, or restriction of this Agreement be held invalid.

12.            Entire Agreement. This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter (including, without limitation, the Employment Agreement, any letter of intent, conceptual agreement, or e-mail communication) and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

13.            Injunctive Relief. Because a violation of this Agreement will cause the Company immediate and irreparable injury and damage, which is not readily measurable and to protect each party’s interests, each party may, in addition to instituting legal proceedings to recover damages resulting from a breach of this Agreement, seek to enforce this Agreement with an action for injunctive relief to cease or prevent any actual or threatened violation of this Agreement.

14.            No Admission Clause. Neither the consideration furnished pursuant to this Agreement, nor this Agreement, is an admission of any violation of rights by the Company, any Company Agent, Spaeth, or any of Spaeth’s agents. The Company and Company Agents, and Spaeth and Spaeth’s agents, deny any violation of rights and deny any liability to the other.

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IN WITNESS WHEREOF, The Company has caused this Separationt Agreement and Mutual Release to be signed by its authorized representative and Spaeth has signed this Separation Agreement and Mutual Release, in her individual capacity, as of the date first written above.

CAUTION! THIS IS A RELEASE! READ BEFORE SIGNING!

YP CORP., INC., a Nevada Company
/s/ Penny Spaeth
Penny Spaeth	/s/ Peter J. Bergmann
By: Peter J. Bergmann
Its: Chairman and Chief Executive Officer

Address:
4840 E. Jasmine Street
Suite 105
Mesa, Arizona 85205

SIGNATURE PAGE TO SEPARATION AGREEMENT AND MUTUAL RELEASE